UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                March 25, 2010
                                --------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-53319                98-0517683
----------------------------          ------------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


             4 Hamelacha Street ,North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)925-8070
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

The Registrant has received today resignation letters from all of its directors, Messrs. Shmuel Bachar, Nicholas, The Viscount Bearsted, Michael Avnimelech and Omer Nirhod. In addition, Mr. Bachar has submitted his resignation as CEO of the Company. The resignation of Mr. Bachar as CEO is effective upon filing this Form 8-K.

As previously reported, the ongoing liquidation of DataSafe Group Ltd., the Registrant's principal shareholder and principal source of its financing, has affected the Registrant and its principal operating subsidiary, Future I.T. Ltd. On February 9, 2010 the Registrant terminated the employment of all of its employees. Both the Registrant and Future I.T. Ltd. are overdue in making payments to their various suppliers.

On March 22, 2010, at the request of creditors of Future I.T. Ltd., an Israeli court appointed a temporary officer, who will act under the court's supervision, in order to reach a creditor's settlement with the creditors of Future I.T. Ltd., including by sale of assets and/or other actions.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    March 26, 2010

                                            FutureIT Inc.

                                            (Registrant)


                                            By:  /s/Shmuel Bachar
                                                 ----------------
                                            Name: Shmuel Bachar
                                            Chief Executive Officer